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The Tax-Exempt Bond Fund of America®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Fund of California®
American Funds Short-Term Tax-Exempt Bond FundSM

Prospectus Supplement
For the prospectus dated November 1, 2009

1.
The first sentence of Footnote 3 on page 38 is amended in its entirety as follows: “Reflects a fee waiver (4.63% without the waiver) as described in the financial highlights table and the statement of additional information.”

2.
The first sentence of Footnote 3 on page 39 is amended in its entirety as follows: “Reflects a fee waiver (6.12% without the waiver) as described in the financial highlights table and the statement of additional information.”

3.
The first sentence of Footnote 3 on page 40 is amended in its entirety as follows: “Reflects a fee waiver (3.60% without the waiver) as described in the financial highlights table and the statement of additional information.”

4.
The first sentence of Footnote 3 on page 41 is amended in its entirety as follows: “Reflects a fee waiver (4.83% without the waiver) as described in the financial highlights table and the statement of additional information.”

5.
The following sentence is added to the beginning of Footnote 4 on page 42: “Reflects a fee waiver (1.49% without the waiver) as described in the financial highlights table and the statement of additional information.”

Keep this supplement with your prospectus

MFGEBS-965-1109P  Printed in USA  CGD/AFD/10039-S24114